                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):               APRIL 21, 1998



                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   DELAWARE                  001-12231                  52-1616016
------------------         ----------------         ------------------
(STATE OR OTHER            (COMMISSION FILE         (IRS EMPLOYER
JURISDICTION OF            NUMBER)                  IDENTIFICATION NO.)
INCORPORATION)


   533 SOUTH FREMONT AVENUE, LOS ANGELES, CALIFORNIA              90071
   -------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                          ---------------



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.

  On April 21, 1998, CB Commercial Real Estate Services Group, Inc. issued a press release announcing that it has completed the previously announced acquisition of REI Limited, the holding company for all Richard Ellis operations outside of the United Kingdom. The press release is filed as an exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following is furnished as an exhibit to this report:

     99 Press release dated April 21, 1998 issued by CB Commercial Real Estate Services Group, Inc.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CB COMMERCIAL REAL ESTATE SERVICES
                                        GROUP, INC.



Date: April 21, 1998                By:      /s/ Ronald J. Platisha
                                       ------------------------------------
                                            Ronald J. Platisha
                                            Executive Vice President

                                      -3-